Exhibit 99.1

Perficient to be Acquired by EQT for Approximately $3.0 Billion

Reports First Quarter Fiscal Year 2024 Financial Results

ST. LOUIS, May 5, 2024 – Perficient, Inc. (Nasdaq: PRFT) (“Perficient” or “the Company”), a leading global digital consultancy transforming the world’s largest enterprises and biggest brands, today announced that it has entered into a definitive agreement to be acquired by an affiliate of BPEA Private Equity Fund VIII (“EQT Asia”), part of EQT AB, a purpose-driven global investment organization, in an all-cash transaction that values Perficient at an enterprise value of approximately $3.0 billion.

Under the terms of the agreement, Perficient stockholders will receive $76.00 per share in cash for each share of common stock owned as of the closing of the transaction. The purchase price represents a 75% premium to Perficient’s closing stock price on April 29, 2024, the last unaffected trading day prior to the transaction announcement, and a 51% premium to the Company’s 30-day volume-weighted average share price for the period ending April 29, 2024.

“Today’s announcement is the result of a comprehensive review by the Board to maximize value for the company and its shareholders,” said Jeffrey Davis, Chairman of the Board of Perficient. “We are proud of the role Perficient plays in delivering big thinking and innovative ideas, along with a practical approach to help the world’s largest enterprises and biggest brands succeed. With this agreement with EQT, we will provide our shareholders with compelling, certain cash value for their shares while continuing to support our clients in exceeding expectations, outpacing the competition, and growing their businesses.”

“Today marks a momentous next step for our company,” said Tom Hogan, President and CEO of Perficient. “This is an exciting new chapter that would not have been possible without our employees’ hard work and dedication to our clients, partners, and other stakeholders. EQT’s vision for Perficient aligns directly with ours, and I look forward to partnering with them as we continue on our global growth journey.”

Hari Gopalakrishnan, Partner within the EQT Private Capital Asia advisory team said, “Perficient is well known for its world class end-to-end digital consulting capabilities, and unmatched global delivery. In recent years, the Perficient team has been successful in expanding the scope of their offerings, and we look forward to supporting them in driving further growth. We have significant experience investing in the digital technology space, and I am confident that this exciting partnership will help strengthen Perficient’s unique position in the marketplace.”

Transaction Details

The transaction, which has been unanimously approved by Perficient’s Board of Directors, is expected to close by the end of 2024, subject to customary closing conditions, including approval by Perficient stockholders and receipt of regulatory approvals. The transaction is not subject to a financing condition.

Upon completion of the transaction Perficient’s shares will no longer trade on the NASDAQ, and Perficient will become a private company. In addition, Perficient’s headquarters will remain in St. Louis, Tom Hogan will continue as CEO, and the current management team will continue to lead Perficient.

First Quarter 2024 Financial Results

In a separate press release issued today, Perficient announced its first quarter 2024 financial results. The press release is available via Perficient’s website under the Investor Relations section. In light of the announced transaction with EQT Asia, Perficient has canceled the scheduled conference call.

Advisors

BofA Securities is serving as lead financial advisor and Wells Fargo as financial advisor to Perficient in connection with the transaction. Kirkland & Ellis LLP is serving as Perficient’s legal advisor. J.P. Morgan and TD Securities are serving as financial advisors to EQT, and Simpson Thacher & Bartlett LLP is acting as legal advisor.

About Perficient

Perficient is the leading global digital consultancy. We imagine, create, engineer, and run digital transformation solutions that help our clients exceed customers’ expectations, outpace competition, and grow their business. With unparalleled strategy, creative, and technology capabilities, we bring big thinking and innovative ideas, along with a practical approach to help the world’s largest enterprises and biggest brands succeed. Traded on the Nasdaq Global Select Market, Perficient is a member of the Russell 2000 index and the S&P SmallCap 600 index. For more information, visit www.perficient.com.

About EQT

EQT is a purpose-driven global leading investment organization with EUR 242 billion in total assets under management (EUR 132 billion in fee-generating assets under management), within two business segments – Private Capital and Real Assets. EQT owns portfolio companies and assets in Europe, Asia-Pacific and the Americas and supports them in achieving sustainable growth, operational excellence and market leadership.

More info: www.eqtgroup.com

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Additional Information and Where to Find It

This communication is being made in respect of the proposed merger involving Perficient, Inc. and an affiliate of BPEA Private Equity Fund VIII (“EQT Asia”). In connection with the proposed merger, Perficient intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement (the “proxy statement”) with the SEC, Perficient will mail the proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF PERFICIENT ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the proxy statement (when available) and other documents filed by Perficient with the SEC, without charge, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Perficient will be available free of charge on Perficient’s website www.perficient.com under the heading “Investor Relations” and then “SEC Filings.”

Participants in the Solicitation

Perficient and its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Compensation of Directors,” “Compensation of Executive Officers,” and “Security Ownership of Certain Beneficial Owners and Management” contained in the proxy statement for the Perficient 2024 Annual Stockholder Meeting filed with the SEC on April 17, 2024 (the “2024 Annual Meeting Proxy Statement”). To the extent that Perficient’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2024 Annual Meeting Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed merger to be filed with the SEC or incorporated by reference therein when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

Safe Harbor Statement

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed merger. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Perficient management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Perficient. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect Perficient’s business and the market price of Perficient common stock; timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Perficient stockholders may not approve the proposed transaction; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Perficient common stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; restrictions imposed on Perficient’s business during the pendency of the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Perficient to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Perficient Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Perficient from time to time with the SEC. These filings, when available, are available on the investor relations section of the Perficient website at www.perficient.com or on the SEC’s website at www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Perficient presently does not know of or that Perficient currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Perficient assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Contacts

Bill Davis, Senior Vice President

314-529-3555

Bill.Davis@perficient.com

EQT Press Office

press@eqtpartners.com